UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2007
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ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6247 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

10830 North Central Expressway, Suite 175, Dallas, Texas 75231
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (214) 692-7872

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 19, 2007, South Hampton Resources, Inc. entered into a Waiver and Second Amendment to Credit Agreement and First Amendment to Borrower Security Agreement with Bank of America, N.A. due to the addition of a $10.0 million term loan to fund capital expansion in conjunction with the $12.0 million revolving credit facility previously in place.  Registrant’s wholly-owned subsidiary, American Shield Refining Company owns all of the capital stock of Texas Oil and Chemical Company II, Inc. (“TOCCO”). TOCCO owns all of the capital stock of South Hampton Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  September 24, 2007                                                                By: /s/ Nicholas Carter___________
                              Nicholas N. Carter, Secretary